UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 10, 2011

TELULAR CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23212	36-3885440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

311 South Wacker Drive, Suite 4300, Chicago, Illinois (Address of Principal Executive Offices)	(Zip Code) 60606-6622

(312) 379-8397
(Registrant's Telephone Number, Including Area Code)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.             Results of Operations and Financial Condition.

On November 10, 2011, Telular Corporation (“Telular”) issued a press release reporting its fiscal year 2011 fourth quarter and full year results. A copy of the press release is being furnished, not filed, as Exhibit 99.1 to this Current Report on Form 8-K.

On November 10, 2011, Telular held a conference call with investors to discuss Telular’s earnings and results of operations for the three month and twelve month periods ended September 30, 2011.  A transcript of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Exhibits 99.1 and 99.2 contain disclosures about net income before non-cash items, which is considered a non-GAAP performance measure. Telular has chosen to provide this performance measure to investors to enable them to perform additional analyses of past, present and future operating performance and as a supplemental means of evaluating Telular’s operations. The non-GAAP information should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP or other pro forma measures used by other companies.

The information in this report, being furnished pursuant to Item 2.02 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.             Other Events.

On November 10, 2011, Telular announced an increase it its regular quarterly dividend to $0.11 per share that will be payable on November 29, 2011, to shareholders of record on the close of business on November 22, 2011.

Item 9.01.             Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

99.1	Press Release dated November 10, 2011, providing financial update of Telular Corporation for the fourth quarter and full year ended September 30, 2011 and announcing an increase in its regular quarterly dividend to $.11, payable November 29, 2011, to shareholders of record on the close of business on November 22, 2011.

99.2	Transcript of the Telular Corporation November 10, 2011 Earnings Conference Call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2011	TELULAR CORPORATION

/s/ Jonathan Charak ------------------------------------- Jonathan Charak Chief Financial Officer

TELULAR CORPORATION
Exhibit Index to Current Report on Form 8-K
Dated November 10, 2011

Exhibit Number	Description

99.1
Press Release dated November 10, 2011, providing financial update of Telular Corporation for the fourth quarter and full year ended September 30, 2011 and announcing an increase in its regular quarterly dividend to $.11, payable November 29, 2011, to shareholders of record on the close of business on November 22, 2011.

99.2	Transcript of the Telular Corporation November 10, 2011 Earnings Conference Call.